Exhibit 99.1

Safe Harbor Statement

Statements contained in this presentation may contain information that includes or is based upon certain “forward-looking statements”
relating to our business, future anticipated projected plans, performance and developments, as well as other statements relating to future  operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. These statements by their nature are estimates of future results only and involve substantial risks and uncertainties. Actual results may differ materially from those indicated
by these forward-looking statements. For a discussion of the factors that could cause actual results to vary from these forward-looking statements, please see our filings from time to time with the Securities and Exchange Commission, which are available free of charge on the
SEC’s website at http://www.sec.gov, including our Quarterly Report on Form 10-QSB for the three months ended March 31, 2006. Except as required by law, we expressly disclaim any intent or obligation to update any forward-looking statements.

Scientific Disclaimer

Statements contained in this presentation are based on the
opinion of management.  Although management believes
these statements are supported by data and observations
derived from scientific studies performed by the Company, all of the Company’s research and development efforts are early, pre-clinical stage and Homspera, Radilex and Viprovex have
only undergone  exploratory studies to evaluate its biological activity in small animals.

There is no guarantee that regulatory authorities will ever
permit large animal or human testing of Radilex, Viprovex or any other potential products derived from Homspera. Even if
such testing is permitted, none of Radilex, Viprovex or any
other potential drug candidates, if any, derived from Homspera may be successfully developed or shown to be safe or
effective.

IR BioSciences Holdings, Inc. (OTCBB: IRBO)

A biopharmaceutical company engaged in research
and development of applications for Sar 9, Met (O2 )11-
Substance P with potential applications in the following
markets:

Radiation-Induced Neutropenia and
Thrombocytopenia

Influenza and other Viral and Bacterial Infections

Toxic Industrial Chemical (TIC)-Associated
Respiratory Damage

Russell Bedford Stefanou Mirchandani

Auditor

12.8%

Insider Ownership

NA

Institutional Ownership Shares

4

Full-time Employees

93,400,000

Fully Diluted Shares

78,319,254

Shares Outstanding (5/23/06)1

December 31

$570,000

171,163

$27,846,251

$0.40 || $0.19 to 0.52

Scottsdale, AZ

IRBO

Fiscal Year

Debt  (5/23/06)

Volume (daily 90-day average)

Market Capitalization

Stock Price (5/23/06) || 52-Week Range

Corporate Headquarters

Symbol

Key Facts

1  Includes shares approved for issuance, adjustments and penalty shares that are unissued

Management Team

Hal Siegel, Ph.D., Senior Director, Product Development & Regulatory Affairs

Dr. Siegel has over a decade of experience providing scientific, clinical and regulatory assistance to life science client companies across the medical product spectrum, helping them meet business needs and FDA requirements from pre-clinical studies through the regulatory submission process and into the post-approval marketplace.

John N. Fermanis, Chief Financial Officer

Mr. Fermanis is a co-founder of AMPS Wireless Data, Inc., where he served as Chief
Financial Officer from 2001 to 2004. Mr. Fermanis has over 18 years of financial management experience with both the American Express Corporation and Citigroup in New
York City.

Michael K. Wilhelm, Chief Executive Officer and Director

Mr. Wilhelm has over 14 years of experience in the financial industry, working closely with
early stage companies.   He serves as a liaison to government officials at the U.S. Homeland
Security Office as well as the country’s major health agencies.  At the behest of the FDA’s
Division of Counter-Terrorism, he recently developed a Bioterrorism Preparedness Advisory
Board comprised of the country’s top bio-defense experts from the military, academia and private industry.

Bioterrorism Preparedness
Advisory Board

James R. Campbell, Ph.D., M.P.H, Senior Advisor: Commanding Officer of the Office of Naval Research
Global, United States Navy, Medical Corps, (Ret.), Manager for Biosecurity and Biodefense, in the National
Security Directorate at the Pacific Northwest National Laboratory

The Honorable Asa Hutchinson, J.D. Senior Advisor: former Under Secretary for Border and Transportation
Security at the Department of Homeland Security, Partner and chair of Venable LLP’s Homeland Security Group

Dennis E. Amundson, D.O., Senior Advisor: Captain, United States Navy, Medical Corps, Naval Medical
Center, San Diego, Pulmonary Medicine

Kelly McQueen, M.D., MPH, Senior Advisor: Public Health Consultant specializing in International Health,
Disaster Relief and Humanitarian Aid and Civilian-Military Collaboration

Moshe Arditi, M.D., Senior Advisor: Director, Division of Pediatric Infectious Diseases, Cedars-Sinai Medical
Center, Los Angeles, CA

Mr. Michael Caridi, Senior Advisor: Chairman, MAJIC Development Group, SRC Industries Inc. and Protection
Plus Security Consultants, Inc.

Paul Carlton, M.D., Senior Advisor: Lt. General, USAF, Medical Corps, (Ret.), Director, Homeland Security for
The Health Science Center The Texas A&M University System, Former USAF Surgeon General

William Hoehn, Ph.D., Associate Advisor: Visiting Professor, Georgia Tech, Sam Nunn School of International
Affairs, Center for International Strategy, Technology, and Policy

Col. Kerrie Lindberg (Ret.), Associate Advisor: Colonel, USAF, Nurse Corps, (Ret.), Former Director, Defense
Institute for Medical Operations (DIMO), Brooks City-Base, Texas

John Kalns Ph.D.: Vice President and Chief Scientific Officer Hyperion Biotechnology, Inc. at Brooks City-Base

Contracted R&D Efforts

TGen (Translational Genomics Research Institute) (Phoenix, Arizona)

TGen Drug Development Services (TD2 LLC) is contracted to perform anti-cancer research designed to assess preclinical efficacy (with the ability to expand to
Phase 1 and Phase 2a clinical studies at the associated Mayo Clinic Scottsdale,
MD Anderson Cancer Center and Arizona Cancer Center Tucson).

Hyperion Laboratory at Brooks City Air Force Base (San Antonio, Texas)

Contracted a series of anthrax studies These studies are being conducted at its research facility located on the U.S. Air Force School of Aerospace Medicine
(USAFSAM) campus in Brooks City-Base in San Antonio, Texas

Oak Ridge National Laboratory (Oak Ridge, Tennessee)

Contracted to conduct Proof of Concept mouse radiation studies

Assist in the facilitation of additional pre-clinical and future clinical trials with regard to determining the potential efficacy of Radilex as a treatment for acute radiation syndrome

Battelle (Columbus, Ohio)

Battelle Memorial Institute's Medical Research and Evaluation Facility
(MREF) has issued a letter of intent to support testing of Viprovex as an
Avian Influenza therapeutic in mice

Pacific Northwest National Laboratory (Redmond, Washington)

Developing integrated research plan with ORNL spanning small to large animals studies utilizing the NIH-supported Proteomics Research Resource for
Integrative Biology for gaining mechanistic insights on Homspera activity against radiological, biological and chemical threats.

Homspera

The generic name Homspera was selected to refer to the
Sar9, Met (O 2)11-Substance P peptide.

Research and development efforts are centered on two
potential formulations and therapeutic applications for
Homspera – Radilex and Viprovex.

Preferential conformation of Sar9 ,
Met (O2)11-Substance P (Homspera)
in methanol

Viprovex

Radilex

Homspera

Trade names for different
formulations / indications

Generic Name

Anthrax : cytokine and apoptosis regulators

Influenza : cytokines and macrophages

TICs : cytokines and immunomodulators

Viprovex

Anti-Apoptosis (proteomics: peroxiredoxin
protection enables ROS scavengering)

Designed to protect / restore Immune
System (neutropenia, thrombocytopenia,
anemia)

Design to protect GI and CNS cells

Radilex

Putative Mechanisms of Action

Mechanisms

Indications

Treatment of pulmonary damage or distress
caused by exposure to various biological and
chemical agents:

Anthrax

Influenza (avian, equine, etc.)

Chemically induced respiratory damage

Viprovex

Treatment of acute radiation exposure:

Acute Radiation Syndrome (ARS)

Neutropenia and Thrombocytopenia

Designed to act as a potential radioprotectant

Radilex

Based on what is believed to be the Mechanisms of
Action, studies are currently being conducted or planned
in the following areas:

Radilex: ARS

No toxicity witnessed in studies to date

Potential of efficacy demonstrated in small animal models

Radilex

Particulate: Potassium iodide, DTPA, Prussian Blue

Irradiation: Filgrastim (Neupogen®); 5-androstenediol
(Neumune®; in development)

Treatment Gold Standards: No approved standard

Particulate: Deposition of radioactive particulates on skin and ingestion of radioactive materials internally

Irradiation:  Exposure to radioactive material

Radilex: Pre-clinical Studies

Mouse Radiation Study No. 1, September 2002, attempted to identify an LD50 value for subsequent standardization of exposure.

Mouse Radiation Study No. 2, January 2003, administered Radilex via aerosol administration to determine efficacy, if any, by increasing survival time from a lethal dose of radiation. Observed that Radilex treated mice lived an average of two days longer than untreated, radiation exposed mice.

Mouse Radiation Study No. 3, April 2003, demonstrated 25% survival in mice at 37 days post irradiation with a 50 M dose of
Radilex .

Mouse Radiation Study No. 4, June 2003, analyzed various dose concentrations of Radilex treatment.

Pilot Mouse Radiation Study No. 5, July 2003, further studied radiation lethality and Radilex potential in preventing lethality in mice.  Observed 50% of Radilex-treated mice survived at 90 days post exposure and showed no significant differences in their immune system.

Pilot Mouse Radiation Study No. 6, June 2004, demonstrated direct muscle injection to be less effective at similar dosing parameters than inhalation.

Pilot Mouse Radiation Study No. 7, November 2004, studied dosing in attempt to determine a maximum efficacious dose of
Radilex.

Blood Profile Mouse Radiation Study, August 2005, an exploratory pilot study to demonstrate protection of C57BL/6 mice from neutropenia and thrombocytopenia.  Observed treated mice trended toward restored blood and platelet cell numbers with normalized pathology of bone marrow.

Radiation Sensitivity Animal Model Study, January 2006, further examined the proof of concept for the formulation of Sar9, Met
(O2)11-Substance P.

Radiation Study, February 2006 at Oak Ridge National Laboratory, following the AFRRI model for radiation sickness this study provided additional support of the potential of Radilex as a treatment to a lethal dose of radiation exposure.

Viprovex: Anthrax

No toxicity witnessed in studies to date

Potential of efficacy demonstrated in protecting
mice from inhaled anthrax (Bacillus Anthracis)

Viprovex

Antibiotics (ciprofloxacin, doxycyclin, penicillin) and
supportive care

Vaccines (BioPort) and anti-toxins (in development)

Treatment Gold Standards:

Viprovex: Anthrax Studies

Sponsoring a series of studies with Hyperion
Biotechnology Inc. at their laboratory facilities located at
Brooks City-Base in San Antonio, Texas with the
cooperation of the U.S. Air Force School of Aerospace
Medicine (USAFSAM).

Studies are being conducted in hope of determining the
efficacy of Viprovex in treating exposure to anthrax bacilli.
The purpose of these studies is to determine if Viprovex
will reduce the mortality rate of an active infection of
pulmonary anthrax.

Potential efficacy demonstrated in small animals

in a pre-treatment model of pulmonary anthrax sickness in
studies with end points of survival.

Viprovex Potentially Activates Innate
Immunity and Neuroprotection Genes

Real time PCR was used to examine cellular
RNA for innate immunity and neuroprotection
genes following Sar 9, Met (O2 )11-Substance P
treatment over a narrow micromolar range of
concentrations:

Defensins increase 50-5000 fold

TLRs increase 7-200 fold

ILs increase 30-1000 fold

Viprovex: Avian
Influenza Potential

Potential of efficacy demonstrated in treating Hong Kong
influenza virus in small animal models

No toxicity witnessed in studies to date

Viprovex

Tamiflu (oseltamivir, oral neuraminidase inhibitor) and
Relenza (zanamivir, inhaled neuraminidase inhibitor) and
Symmetrel (amantadine, inhibits viral entry/uncoating)

Vaccination (seasonal; potential pandemic in development)

Treatment Gold Standards:

      No FDA-approved vaccines for avian influenza

Viprovex: Viral Studies

In October, 2003 studies were conducted with the Hong Kong
influenza virus (A/Hong Kong/8/68, of the H3N2 avian type)
using mice inoculated with the virus and treated with
Viprovex.

Results demonstrated that Viprovex may have potentially
reduced elevated levels of inflammatory cells in the mice
inoculated with Hong Kong influenza virus and treated with
Viprovex.

Electron micrographs showed no virus particles in the
Viprovex-treated animals in contrast to the controls,
suggesting, that Viprovex may have potential in the treatment of viral replication and pathology.

Hong Kong Influenza
(Avian) and Viprovex

Development of
Radilex and Viprovex

If the Company is capable of attaining treatment under the
Animal Efficacy Rule the product development process would
be accelerated; however, there are no assurances of such
occurring.

Due to the lethal nature of the ailments that the Company is developing countermeasures against, management believes
that the development paths of Radilex and Viprovex would fall under the Animal Efficacy Rule.

All of the Company’s research efforts are at an early, pre-
clinical stage of development.

Animal Efficacy Rule

Adopted by the FDA in 2002

Applies in situations where it would be unethical to conduct traditional Phase II and Phase III efficacy studies in humans

FDA will  review new drugs for  approval  on the basis of
safety in humans and efficacy in relevant animal models.

Potentially eliminates Phase II and III testing

Potentially accelerates product development timeline

Often reduces capital expenditures associated with the
development process

“Approval of New Drugs When Human Efficacy Studies
Are Not Ethical or Feasible”

(Code of Federal Regulations, Title 21, Part 314, Subpart I)

Summary Financial Data

(3,376,889)

   Total stockholder's deficit

3,421,070

   Total current liabilities

44,181

   Total assets

$           23,161

   Total current assets

44,181

   Total liabilities and stockholders' deficit

Selected Balance Sheet Data at March 31, 2006

(Unaudited)

317,242

   Options

14,765,569

   Warrants

—

   Preferred Stock

78,319,254

   Common Stock

93,402,065

Total

Capitalization at May 23, 2006

IR BioSciences Holdings, Inc.

4021 N. 75th Street, Suite 201

Scottsdale, AZ  85251

480.922.3926 – Phone

480.922.4781 – Fax

866.922.3926 – Toll Free

investors@immuneregen.com

General Counsel

Jeffrey R. Perry

Law Office of Jeffrey R. Perry

11000 N. 77th Place, Suite 1053

Scottsdale, AZ 85260

480.368.5441

Jeffrey.Perry@azbar.org

Public Relations

Jason Grimley

Spelling Communications

2211 Corinth Avenue, Suite 210

Los Angeles, CA  90064

310.477.9500

jgrimley@spellcom.com

Outside Legal Counsel

Intellectual Property Law

Sarah Kagan, Esq.

Banner & Witcoff, LTD

1001 G. Street NW, Suite 1100

Washington, DC  20001

202.824.3151

skagan@bannerwitcoff.com

www.bannerwitcoff.com

Kent Walker, Esq.

Cooley Godward L.L.P.

4401 Eastgate Mall

San Diego, CA 92121

858.550.6065

walkerkm@cooley.com

www.cooley.com

Corporate Counsel

Thomas J. Poletti, Esq.

Kirkpatrick & Lockhart Nicholson Graham LLP

10100 Santa Monica Blvd., 7th Floor

Los Angeles, CA  90067

310.552.5000

tpoletti@klng.com

www.klng.com